August 18, 2010

Dear American Family Customer:

As a valued American Family variable universal life insurance policy owner, I am pleased to provide you with the semiannual fund reports for the investment options offered by your American Family policy. These reports provide an update on each portfolio’s performance as of June 30, 2010. Portfolio performance does not take into account the fees charged by the policy. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

I hope that you find the enclosed information helpful. If you have any questions concerning your policy, please do not hesitate to call the Securities Service Center at 1-800-692-6326 (1-800-MYAMFAM), ext. 78088.

We appreciate and value your business and look forward to serving you again in the future.

Sincerely,

Al Meyer

American Family Life Insurance Company

Vice President